UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 21, 2020

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway,	Louisville,	Kentucky	40210
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (voting), $0.15 par value	BFA	New York Stock Exchange
Class B Common Stock (nonvoting), $0.15 par value	BFB	New York Stock Exchange
1.200% Notes due 2026	BF26	New York Stock Exchange
2.600% Notes due 2028	BF28	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On May 21, 2020, the Board of Directors (the "Board") of Brown-Forman Corporation (the "Company") adopted and approved certain amendments to the Company's By-laws, as previously amended on January 29, 2019 (the "By-laws"). The amendments are reflected in the Amended and Restated By-laws (the "Restated By-laws") attached hereto as Exhibit 3.1.

    The Restated By-laws became effective immediately upon approval by the Board. The By-laws were amended (i) to expressly permit the Company to hold meetings of stockholders solely by means of remote communication, as may be determined by the Board in its sole discretion, (ii) to allow the Board and the chairman of the meeting to prescribe rules and procedures for the conduct of meetings of stockholders and to allow the chairman of the meeting to convene and adjourn or recess meetings of stockholders, (iii) to provide that the chairman and any vice chairman of the Board shall be elected from the members of the Board, (iv) to provide that if an emergency were to prevent the Board or committee of the Board from convening a meeting for which a quorum is present, any director or officer may call a meeting of the Board or a committee of the Board, and the directors in attendance will constitute a quorum, (v) to permit stock certificates to be signed by any two authorized officers of the Company, and (vi) to make technical, conforming, or clarifying changes to certain other provisions.

The foregoing description is a summary of the amendments to the By-laws and is qualified in its entirety by reference to the text of the Restated By-laws, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1	By-laws of the Company, as amended and restated effective May 21, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: May 27, 2020	/s/ Jaileah X. Huddleston
Jaileah X. Huddleston
Vice President, Assistant General Counsel and Assistant Corporate Secretary